UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2010

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25969	52-1166660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5900 Princess Garden Parkway,
7th Floor
Lanham, Maryland 20706
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 306-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On November 15, 2010,  Radio One, Inc. (the “Company”) announced that it has amended certain of the terms of its pending exchange offer (the “Amended Exchange Offer”) relating to its 8 7/8% Senior Subordinated Notes due 2011 (the “2011 Notes”) and its 6 3/8% Senior Subordinated Notes due 2013 (the “2013 Notes” and together with the 2011 Notes, the “Existing Notes”) to reduce the minimum tender condition relating to its 2011 Notes to provide that a minimum of 90% in aggregate principal amount outstanding of the 2011 Notes be validly tendered and not withdrawn. The other minimum tender condition that at least 95% of the combined aggregate principal amount outstanding of the 2011 Notes and the 2013 Notes be validly tendered and not withdrawn remains unchanged. The Company has obtained the required consent (“Consent”) under the Support Agreement dated November 5, 2010 between it and certain holders of its Existing Notes to reduce the minimum tender condition relating to the tender of the 2011 Notes.

Except as noted above, the terms of the Amended Exchange Offer remain the same as set forth in the Amended and Restated Exchange Offer and Consent Solicitation Statement and Offering Memorandum, dated as of November 5, 2010 (the “Amended Offering Memorandum”), previously distributed to eligible holders.

This summary of the Consent is qualified in its entirety by reference to the text of the Consent, which is attached hereto as Exhibit 2.1 and is incorporated by reference.

The press release containing such announcements is attached as Exhibit 99.1 hereto and is incorporated by reference.

Item 7.01 Regulation FD Disclosure

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company or into the Amended Offering Memorandum (as defined above) under the Securities Act of 1933, as amended (the “Securities Act”).

On November 15, 2010,  the Company also announced that financial institutions holding the majority of outstanding loans and commitments under its senior secured credit facility (the “Credit Facility”) have approved the proposed amendment to the Credit Facility (the “Credit Facility Amendment”). The effectiveness of the Credit Facility Amendment is conditioned on the completion of the Amended Exchange Offer. The Company does not believe reducing the minimum tender condition as set forth herein will adversely affect its ability to satisfy the conditions for the effectiveness of the Credit Facility Amendment.

The press release containing such announcements is attached as Exhibit 99.1 hereto and is incorporated by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
2.1	Agreement, dated November 12, 2010, by and among the Company and certain holders of its outstanding debt securities.
99.1	Press Release dated November 15, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      RADIO ONE, INC.

Date: November 18, 2010                                                           By: /s/ Peter D. Thompson
       Peter D. Thompson
       Chief Financial Officer